Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


     I consent to the use in this Registration Statement on Form S-8 of Interactive Multimedia Network, Inc., of my report dated September 02, 2001, which is incorporated by reference.



     By:  /s/  Mark  Cohen
          ----------------
       Mark  Cohen  C.P.A.


Hollywood,  Florida
03/07/01